UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2010
CAPITALSOURCE INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-31753	35-2206895
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
5404 Wisconsin Place, 2nd Floor
Chevy Chase, MD 20815
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (301) 841-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 8.01.	Other Events.
          On December 3, 2010, we announced the commencement of the solicitation of consents from the holders of our 12.75% First Priority Senior Secured Notes due 2014 to amend the indenture governing the notes. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits
          See Exhibit Index attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2010	/s/ JOSEPH TURITZ
Joseph Turitz
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release issued by CapitalSource Inc. on December 3, 2010.